                                                                   EXHIBIT 10.53


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                               PURCHASE AGREEMENT
                            (PHASE IV - IMPROVEMENTS)

                                     BETWEEN

                             BNP LEASING CORPORATION

                                    ("BNPLC")

                                       AND

                             NETWORK APPLIANCE, INC.

                                     ("NAI")

                               DECEMBER ___, 1999

                             (SUNNYVALE, CALIFORNIA)



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                                TABLE OF CONTENTS

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
1.  NAI'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE.................................1
    (A)  Right to Purchase; Right and Obligation to Remarket..................................1
    (B)  Determinations Concerning Price......................................................2
    (C)  Designation of the Purchaser.........................................................3
    (D)  Effect of the Purchase Option and NAI's Initial Remarketing Rights and
         Obligations on Subsequent Title Encumbrances.........................................4
    (E)  Security for the Purchase Option and NAI's Initial Remarketing Rights and
         Obligations..........................................................................4
    (F)  Delivery of Books and Records If BNPLC Retains the Property..........................4

2.  NAI'S RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE...................................4
    (A)  NAI's Extended Right to Remarket.....................................................4
    (B)  Definition of Minimum Extended Remarketing Price.....................................5
    (C)  BNPLC's Right to Sell................................................................6
    (D)  NAI's Right to Excess Sales Proceeds.................................................6
    (E)  Permitted Transfers During NAI's Extended Remarketing Period.........................6
3.  TERMS OF CONVEYANCE UPON PURCHASE                                                         6
4.  SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF NAI AND BNPLC                   7
    (A)  Status of this Agreement Generally...................................................7
    (B)  [Intentionally deleted.].............................................................8
    (C)  [Intentionally deleted.].............................................................8
    (D)  Automatic Termination of NAI's Rights................................................8
    (E)  Termination of NAI's Extended Remarketing Rights to Permit a Sale by BNPLC...........8
    (F)  Payment Only to BNPLC................................................................8
    (G)  Remedies Under the Other Operative Documents.........................................8
    (H)  Occupancy by NAI Prior to Closing of a Sale..........................................8
5.  SECURITY FOR NAI'S OBLIGATIONS; RETURN OF FUNDS.......................................... 8
6.  CERTAIN REMEDIES CUMULATIVE.............................................................. 9
7.  ATTORNEYS' FEES AND LEGAL EXPENSES....................................................... 9
8.  ESTOPPEL CERTIFICATE..................................................................... 9
9.  SUCCESSORS AND ASSIGNS................................................................... 9



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                             Exhibits and Schedules

Exhibit A......................................................Legal Description

Exhibit B...........................................Grant Deed Form Requirements

Exhibit C............................................Bill of Sale and Assignment

Exhibit D..........................................Acknowledgment and Disclaimer

Exhibit E................................................Secretary's Certificate

Exhibit F.................................Certificate Concerning Tax Withholding


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                               PURCHASE AGREEMENT
                            (PHASE IV - IMPROVEMENTS)

         This PURCHASE AGREEMENT (PHASE IV - IMPROVEMENTS) (this "AGREEMENT"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and NETWORK APPLIANCE, INC., a California corporation ("NAI"), is made and dated as of December ___, 1999, the Effective Date. ("EFFECTIVE DATE" and other capitalized terms used and not otherwise defined in this Agreement are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Phase IV - Improvements) executed by BNPLC and NAI contemporaneously with this Agreement. By this reference, the Common Definitions and Provisions Agreement (Phase IV - Improvements) is incorporated into and made a part of this Agreement for all purposes.)

                                    RECITALS

         Pursuant to the Existing Contract, which covers the Land described in Exhibit A, BNPLC is acquiring the Land and any appurtenances thereto and the existing Improvements thereon from Seller contemporaneously with the execution of this Agreement. Pursuant to the Lease Agreement (Phase IV - Improvements) executed by BNPLC and NAI contemporaneously with this Agreement (the "IMPROVEMENTS LEASE"), BNPLC is leasing the Improvements to NAI. (All of BNPLC's interests, including those created by the documents delivered at the closing under the Existing Contracts, in the Improvements and in all other real and personal property from time to time covered by the Improvements Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "PROPERTY". The Property does not include the fee estate in the Land itself, it being understood that the Other Purchase Agreement constitutes a separate agreement providing for the possible sale of the Land and the appurtenances thereto, and only the Land and the appurtenances thereto, from BNPLC to NAI or a third party designated by NAI.)

         NAI and BNPLC have reached agreement upon the terms and conditions upon which NAI will purchase or arrange for the purchase of the Property, and by this Agreement they desire to evidence such agreement.

                                   AGREEMENTS

         1. NAI'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE.

                  (A) Right to Purchase; Right and Obligation to Remarket. Whether or not an Event of Default shall have occurred and be continuing or the Improvements Lease shall have been terminated, but subject to Paragraph 4 below:

                           (1) NAI shall have the right (the "PURCHASE OPTION") to purchase or cause an Affiliate of NAI to purchase the Property and BNPLC's interest in Escrowed Proceeds, if any, on the Designated Sale Date for a cash price equal to the Break Even Price (as defined below).

                           (2) If neither NAI nor an Affiliate of NAI purchases the Property and BNPLC's interest in any Escrowed Proceeds on the Designated Sale Date as provided in the preceding subparagraph 1(A)(1), then NAI shall have the following rights and obligations (collectively, "NAI'S INITIAL REMARKETING RIGHTS AND OBLIGATIONS"):

                                    (a) First, NAI shall have the right (but not
                  the obligation) to cause an Applicable Purchaser who is not an Affiliate of NAI to purchase the Property and BNPLC's interest in any Escrowed Proceeds on the Designated Sale Date for a cash purchase price (the "THIRD PARTY PRICE") determined as provided below. If, however, the Break Even Price exceeds the sum of any Third Party Price tendered or to be tendered to BNPLC by an Applicable Purchaser and any Supplemental Payment paid by NAI as described below, then BNPLC may affirmatively elect to decline such tender from the Applicable Purchaser and to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser pursuant to this subparagraph (a "VOLUNTARY RETENTION OF THE PROPERTY").

                                    (b) Second, if the Third Party Price
                  actually paid by an Applicable Purchaser to BNPLC on the Designated Sale Date exceeds the Break Even Price, NAI shall be entitled to such excess, subject, however, to BNPLC's right to offset against such excess any and all sums that are then due from NAI to BNPLC under the other Operative Documents.

                                    (c) Third, if for any reason whatsoever
                  (including a Voluntary Retention of the Property or a decision by NAI not to exercise its right to purchase or cause an Applicable Purchaser to purchase from BNPLC as described above) neither NAI nor an Applicable Purchaser pays a net cash price to BNPLC on the Designated Sale Date equal to or in excess of the Break Even Price in connection with a sale of the Property and BNPLC's interest in any Escrowed Proceeds pursuant to this Agreement, then NAI shall have the obligation to pay to BNPLC on the Designated Sale Date a supplemental payment (the "SUPPLEMENTAL PAYMENT") equal to the lesser of
                  (1) the amount by which the Break Even Price exceeds such net cash price (if any) actually received by BNPLC on the Designated Sale Date (such excess being hereinafter called a "DEFICIENCY") or (2) the Maximum Remarketing Obligation. As used herein, the "MAXIMUM REMARKETING OBLIGATION" means a dollar amount determined in accordance with the following provisions:

                                            (1) The "MAXIMUM REMARKETING
                           OBLIGATION" will equal the product of (i) Stipulated Loss Value on the Designated Sale Date, times (ii) 100% minus the Residual Risk Percentage, provided that both of the following conditions are satisfied:

                                                     (x) NAI shall not have
                                    elected to accelerate the Designated Sale
                                    Date as provided in clause (2) of the
                                    definition of Designated Sale Date in the Common Definitions and Provisions Agreement (Phase IV - Improvements).

                                                     (y) No Event of Default,
                                    other than an Issue 97-1
                                    Non-performance-related Subjective Event of
                                    Default, shall occur on or be continuing on the Designated Sale Date.

                                            (2) If either of the conditions
                           listed in subparagraph 1) preceding are not satisfied, the "MAXIMUM REMARKETING OBLIGATION" will equal the Break Even Price.

If any Supplemental Payment or other amount payable to BNPLC pursuant to this subparagraph 1(A) is not actually paid to BNPLC on the Designated Sale Date, NAI shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date.

                  (B) Determinations Concerning Price.



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

                           (1) Determination of the Break Even Price. As used herein, "BREAK EVEN PRICE" means an amount equal, on the Designated Sale Date, to Stipulated Loss Value, plus all out-of-pocket costs and expenses (including appraisal costs, withholding taxes (if any) not constituting Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with any sale of BNPLC's interests in the Property under this Agreement or in connection with collecting payments due hereunder, but less the aggregate amounts (if any) of Direct Payments to Participants and Deposit Taker Losses.

                           (2) Determination of Third Party Price. The Third Party Price required of any Applicable Purchaser purchasing from BNPLC under subparagraph 1(A)(2)(a) will be determined as follows:

                           (a) NAI may give a notice (a "REMARKETING NOTICE") to
                  BNPLC and to each of the Participants no earlier than one hundred twenty days before the Designated Sale Date and no later than ninety days before the Designated Sale Date, specifying an amount as the Third Party Price that NAI believes in good faith to constitute reasonably equivalent value for the Property and any Escrowed Proceeds. Once given, a Remarketing Notice shall not be rescinded or modified without BNPLC's written consent.

                           (b) If BNPLC believes in good faith that the Third
                  Party Price specified by NAI in a Remarketing Notice does not constitute reasonably equivalent value for the Property and any Escrowed Proceeds, BNPLC may at any time before sixty days prior to the Designated Sale Date respond to the Remarketing Notice with a notice back to NAI, objecting to the Third Party Price so specified by NAI. If BNPLC receives a Remarketing Notice, yet does not respond with an objection as provided in the preceding sentence, the Third Party Price suggested by NAI in the Remarketing Notice will be the Third Party Price for purposes of this Agreement. If, however, BNPLC does respond with an objection as provided in this subparagraph, and if NAI and BNPLC do not otherwise agree in writing upon a Third Party Price, then the Third Party Price will be the lesser of (I) fair market value of the Property, plus the amount of any Escrowed Proceeds, as determined by a professional independent appraiser satisfactory to BNPLC, or (II) the Break Even Price.

                           (c) If for any reason, including an acceleration of
                  the Designated Sale Date as provided in the definition thereof in the Common Definitions and Provisions Agreement (Phase IV - Improvements), NAI does not deliver a Remarketing Notice to BNPLC within the time period specified above, then the Third Party Price will be an amount determined in good faith by BNPLC as constituting reasonably equivalent value for the Property and any Escrowed Proceeds, but in no event more than the Break Even Price.

         If any payment to BNPLC by an Applicable Purchaser hereunder is held to constitute a preference or a voidable transfer under Applicable Law, or must for any other reason be refunded by BNPLC to the Applicable Purchaser or to another Person, and if such payment to BNPLC reduced or had the effect of reducing a Supplemental Payment or increased or had the effect of increasing any excess sale proceeds paid to NAI pursuant to subparagraph 1(A)(2)(b) or pursuant to subparagraph 2(D), then NAI shall pay to BNPLC upon demand an amount equal to the reduction of the Supplemental Payment or to the increase of the excess sale proceeds paid to NAI, as applicable, and this Agreement shall continue to be effective or shall be reinstated as necessary to permit BNPLC to enforce its right to collect such amount from NAI.

                  (C) Designation of the Purchaser. To give BNPLC the opportunity before the Designated Sale Date to prepare the deed and other documents that BNPLC must tender pursuant to Paragraph 3 (collectively, the



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"SALE CLOSING DOCUMENTS"), NAI must, by a notice to BNPLC given at least seven days prior to the Designated Sale Date, specify irrevocably, unequivocally and with particularity the party who will purchase the Property in order to satisfy the obligations of NAI set forth in subparagraph 1(A). If for any reason NAI fails to so specify a party who will in accordance with the terms and conditions set forth herein purchase the Property (be it NAI itself, an Affiliate of NAI or another Applicable Purchaser), BNPLC shall be entitled to postpone the tender of the Sale Closing Documents until a date after the Designated Sale Date and not more than twenty days after NAI finally does so specify a party, but such postponement will not relieve or postpone the obligation of NAI to make a Supplemental Payment on the Designated Sale Date as provided in Paragraph 1(A)(2)(c).

                  (D) Effect of the Purchase Option and NAI's Initial Remarketing Rights and Obligations on Subsequent Title Encumbrances. Any conveyance of the Property to NAI or any Applicable Purchaser pursuant to this Paragraph 1(A) shall cut off and terminate any interest in the Improvements or other Property claimed by, through or under BNPLC, including any interest claimed by the Participants and including any Liens Removable by BNPLC (such as, but not limited to, any judgment liens established against the Property because of a judgment rendered against BNPLC and any leasehold or other interests conveyed by BNPLC in the ordinary course of BNPLC's business), but not including personal obligations of NAI to BNPLC under the Improvements Lease or other Operative Documents (including obligations arising under the indemnities therein). Anyone accepting or taking any interest in the Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the Purchase Option and NAI's Initial Remarketing Rights and Obligations. Further, NAI and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither NAI nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC; and any such payment to BNPLC shall discharge the obligation of NAI to cause such payment to all Persons claiming an interest in such payment. Contemporaneously with the execution of this Agreement, the parties shall record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of NAI's rights under this Agreement, including its rights under this subparagraph.

                  (E) Security for the Purchase Option and NAI's Initial Remarketing Rights and Obligations. To secure BNPLC's obligation to sell the Property pursuant to this Paragraph 1(A) and to pay any damages to NAI caused by a breach of such obligations, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to NAI a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Improvements and other Property. NAI may enforce such lien and security interest judicially after any such breach by BNPLC, but not otherwise. Contemporaneously with the execution of this Agreement, NAI and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this subparagraph, and NAI shall be entitled to record such memorandum at any time prior to the Designated Sale Date.

                  (F) Delivery of Books and Records If BNPLC Retains the Property. Unless NAI or its Affiliate or another Applicable Purchaser purchases the Property pursuant to Paragraph 1(A), promptly after the Designated Sale Date NAI shall deliver to BNPLC copies of books and records of NAI which will be necessary or useful to any future owner's or occupant's use of the Property in the manner permitted by the Improvements Lease.

         2. NAI'S RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE.

                  (A) NAI's Extended Right to Remarket. During the two years following the Designated Sale Date ("NAI'S EXTENDED REMARKETING PERIOD"), NAI shall have the right ("NAI'S EXTENDED REMARKETING RIGHT") to cause an Applicable Purchaser who is not an Affiliate of NAI to purchase the Property for a cash



                                       4
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purchase price not below the lesser of (I) the Minimum Extended Remarketing
Price (as defined below), or (II) if applicable, the Third Party Target Price (as defined below) specified in any Third Party Sale Notice (as defined below) given by BNPLC pursuant to subparagraph 2(C)(2) within the ninety days prior to the date (the "FINAL SALE DATE") upon which BNPLC receives such purchase price from the Applicable Purchaser. NAI's Extended Remarketing Right shall, however, be subject to all of the following conditions:

                           (1) The Property and BNPLC's interest in Escrowed Proceeds, if any, shall not have been sold on the Designated Sale Date as provided in Paragraph 1.

                           (2) No Voluntary Retention of the Property shall have occurred as described in subparagraph 1(A)(2)(a).

                           (3) NAI's Extended Remarketing Right shall not have been terminated pursuant to subparagraph 4(D) below because of NAI's failure to make any Supplemental Payment required on the Designated Sale Date.

                           (4) NAI's Extended Remarketing Right shall not have been terminated by BNPLC pursuant to subparagraph 4(E) below to facilitate BNPLC's sale of the Property to a third party in accordance with subparagraph 2(C).

                           (5) At least thirty days prior to the Final Sale Date, NAI shall have notified BNPLC of (x) the date proposed by NAI as the Final Sale Date (which must be a Business Day), (y) the full legal name of the Applicable Purchaser and such other information as will be required to prepare the Sale Closing Documents, and (z) the amount of the purchase price that the Applicable Purchaser will pay (consistent with the minimum required pursuant to the other provisions of this subparagraph 2(A)) for the Property.

                  (B) Definition of Minimum Extended Remarketing Price. As used herein, "MINIMUM EXTENDED REMARKETING PRICE" means an amount equal to the sum of the following:

                           (1) the amount by which the Break Even Price computed on the Designated Sale Date exceeds any Supplemental Payment actually paid to BNPLC on the Designated Sale Date, together with interest on such excess computed at the Default Rate from the period commencing on the Designated Sale Date and ending on the Final Sale Date, plus

                           (2) all out-of-pocket costs and expenses (including withholding taxes [if any], other than Excluded Taxes, and Attorneys'
         Fees) incurred by BNPLC in connection with the sale to the Applicable Purchaser, to the extent not already included in the computation of Break Even Price, and plus

                           (3) the sum of all Impositions, insurance premiums and other Losses of every kind suffered or incurred by BNPLC or any other Interested Party with respect to the ownership, operation or maintenance of the Property on or after the Designated Sale Date (except to the extent already reimbursed by any lessee of the Property after the Designated Sale Date), together with interest on such Impositions, insurance premiums and other Losses computed at the Default Rate from the date paid or incurred to the Final Sale Date.

If, however, Losses described in the preceding clause (3) consist of claims against BNPLC or another Interested Party that have not been liquidated prior to the Final Sale Date (and, thus, such Losses have yet to be fixed in amount as of the Final Sale Date), then NAI may elect to exclude any such Losses from the computation of the Minimum Extended Remarketing Price by providing to BNPLC, for the benefit of BNPLC and other Interested

Parties, a written agreement to indemnify and defend BNPLC and other Interested Parties against such Losses. To be effective hereunder for purposes of reducing the Minimum Extended Remarketing Price (and, thus, the Break Even Price), any such written indemnity must be fully executed and delivered by NAI on or prior to the Final Sale Date, must include provisions comparable to subparagraphs 5(c)(ii), (iii), (iv) and (v) of the Improvements Lease and otherwise must be in form and substance satisfactory to BNPLC.

                  (C) BNPLC's Right to Sell. After the Designated Sale Date, if the Property has not already been sold by BNPLC pursuant to Paragraph 1 or this Paragraph 2, BNPLC shall have the right to sell the Property or offer the Property for sale to any third party on any terms believed to be appropriate by BNPLC in its sole good faith business judgment; provided, however, that so long as the conditions to NAI's Extended Remarketing Rights specified in subparagraph 2(A) continue to be satisfied:

                           (1) BNPLC shall not sell the Property to an Affiliate of BNPLC on terms less favorable than those which BNPLC would require from a prospective purchaser not an Affiliate of BNPLC;

                           (2) If BNPLC receives or desires to make a written proposal (whether in the form of a "letter of intent" or other nonbinding expression of interest or in the form of a more definitive purchase and sale agreement) for a sale of the Property to a prospective purchaser (a "THIRD PARTY SALE PROPOSAL"), and if on the basis of such Third Party Sale Proposal BNPLC expects to enter into or to pursue negotiations for a definitive purchase and sale agreement with the prospective purchaser, then prior to executing any such definitive agreement, BNPLC shall submit the Third Party Sale Proposal to NAI with a notice (the "THIRD PARTY SALE NOTICE") explaining that
         (A) BNPLC is then prepared to accept a price not below an amount specified in such Third Party Sale Notice (the "THIRD PARTY TARGET PRICE") if BNPLC and the prospective purchaser reach agreement on other terms and conditions to be incorporated into a definitive purchase and sale agreement, and (B) NAI's Extended Remarketing Right may be terminated pursuant to subparagraph 4(E) of this Agreement unless NAI causes an Applicable Purchaser to consummate a purchase of the Property pursuant to this Paragraph 2 within ninety days after the date of such Third Party Sale Notice.

                  (D) NAI's Right to Excess Sales Proceeds. If the cash price actually paid by any third party purchasing the Property from BNPLC during NAI's Extended Remarketing Period, including any price paid by an Applicable Purchaser purchasing from BNPLC pursuant to this Paragraph 2, exceeds the Minimum Extended Remarketing Price, then NAI shall be entitled to the excess; provided, that BNPLC may offset and retain from the excess any and all sums that are then due and unpaid from NAI to BNPLC under any of the Operative Documents.

                  (E) Permitted Transfers During NAI's Extended Remarketing Period. Any "Permitted Transfer" described in clause (6) of the definition thereof in the Common Definitions and Provisions Agreement (Phase IV - Improvements) to an Affiliate of BNPLC or that covers BNPLC's entire interest in the Improvements will be subject to NAI's Extended Remarketing Right if, at the time of the Permitted Transfer, NAI's Extended Remarketing Right has not expired or been terminated as provided herein. Any other Permitted Transfer described in clause (6) of the definition thereof, however, will not be subject to NAI's Extended Remarketing Right. Thus, for example, BNPLC's conveyance of a utility easement or space lease more than thirty days after the Designated Sale Date to a Person not an Affiliate of BNPLC shall not be subject to NAI's Extended Remarketing Right, though following the conveyance of the lesser estate, NAI's Extended Remarketing Right may continue to apply to BNPLC's remaining interest in the Improvements and any Personal Property.

         3. TERMS OF CONVEYANCE UPON PURCHASE. As necessary to consummate any sale of the Property to NAI or an Applicable Purchaser pursuant to this Agreement, BNPLC must, subject to any



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

postponement permitted by subparagraph 1(C), promptly after the tender of the purchase price and any other payments to BNPLC required pursuant to Paragraph 1 or Paragraph 2, as applicable, convey all of BNPLC's right, title and interest in the Improvements and other Property to NAI or the Applicable Purchaser, as the case may be, by BNPLC's execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents. Such conveyance by BNPLC will be subject only to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPLC. However, such conveyance shall not include the rights of BNPLC or other Interested Parties under the indemnities provided in the Operative Documents, including rights to any payments then due from NAI under the indemnities or that may become due thereafter because of any expense or liability incurred by BNPLC or another Interested Party resulting in whole or in part from events or circumstances occurring or alleged to have occurred before such conveyance. All costs, both foreseen and unforeseen, of any purchase by NAI or an Applicable Purchaser hereunder shall be the responsibility of the purchaser. The Sale Closing Documents used to accomplish such conveyance shall consist of the following: (1) a Corporation Grant Deed in the form attached as Exhibit B-1 or Exhibit B-2 or Exhibit B-3, as required by Exhibit B, (2) a Bill of Sale and Assignment in the form attached as Exhibit C, (3) an Acknowledgment of Disclaimer of Representations and Warranties, in the form attached as Exhibit D, which NAI or the Applicable Purchaser must execute and return to BNPLC, (4) a Secretary's Certificate in the form attached as Exhibit E, and (5) a certificate concerning tax withholding in the form attached as Exhibit F. If for any reason BNPLC fails to tender the Sale Closing Documents as required by this Paragraph 3, BNPLC may cure such refusal at any time before thirty days after receipt of a demand for such cure from NAI.

         4. SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF NAI AND BNPLC.

                  (A) Status of this Agreement Generally. Except as expressly provided herein, this Agreement shall not terminate; nor shall NAI have any right to terminate this Agreement; nor shall NAI be entitled to any reduction of the Break Even Price, any Deficiency, the Maximum Remarketing Obligation, any Supplemental Payment or the Minimum Extended Remarketing Price hereunder; nor shall the obligations of NAI to BNPLC under Paragraph 1 be affected, by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause (though it is understood that NAI will receive any remaining Escrowed Proceeds yet to be applied as provided in the Improvements Lease that may result from such damage if NAI purchases the Property and the Escrowed Proceeds as herein provided), (ii) the taking of or damage to the Property or any portion thereof by eminent domain or otherwise for any reason (though it is understood that NAI will receive any remaining Escrowed Proceeds yet to be applied as provided in the Improvements Lease that may result from such taking or damage if NAI purchases the Property and the Escrowed Proceeds as herein provided), (iii) the prohibition, limitation or restriction of NAI's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of NAI or any party claiming under NAI by paramount title or otherwise, (v) NAI's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNPLC under this Agreement, the Improvements Lease or any other agreement to which BNPLC is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of NAI to make payment to BNPLC hereunder shall be separate and independent covenants and agreements from BNPLC's obligations under this Agreement or any other agreement between BNPLC and NAI; provided, however, that nothing in this subparagraph shall excuse BNPLC from its obligation to tender the Sale Closing Documents in substantially the form attached hereto as exhibits when required by Paragraph 3. Further, nothing in this subparagraph shall be construed as a waiver by NAI of any right NAI may have at law or in equity to the following remedies, whether because of BNPLC's failure to remove a Lien Removable by BNPLC or because of any other default by BNPLC under this Agreement: (i) the recovery of monetary damages, (ii) injunctive relief in case of the violation, or attempted or threatened violation, by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC, or (iii) a decree compelling performance by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC.



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

                  (B) [Intentionally deleted.]

                  (C) [Intentionally deleted.]

                  (D) Automatic Termination of NAI's Rights. Without limiting BNPLC's right to enforce NAI's obligation to pay any Supplemental Payment or other amounts required by this Agreement, the rights of NAI (to be distinguished from the obligations of NAI) included in NAI's Initial Remarketing Rights and Obligations, the Purchase Option and NAI's Extended Remarketing Rights shall all terminate automatically if NAI shall fail to pay the full amount of any Supplemental Payment required by subparagraph 1(A)(2)(c) on the Designated Sale Date or if BNPLC shall elect a Voluntary Retention of the Property as provided in subparagraph 1(A)(2)(a). However, notwithstanding anything in this subparagraph to the contrary, even after a failure to pay any required Supplemental Payment on the Designated Sale Date, NAI may nonetheless tender to BNPLC the full Break Even Price and all amounts then due under the Operative Documents, together with interest on the total Break Even Price computed at the Default Rate from the Designated Sale Date to the date of tender, on any Business Day within thirty days after the Designated Sale Date, and if presented with such a tender within thirty days after the Designated Sale Date, BNPLC must accept it and promptly thereafter deliver any Escrowed Proceeds and the Sale Closing Documents listed in Paragraph 3 to NAI.

                  (E) Termination of NAI's Extended Remarketing Rights to Permit a Sale by BNPLC. At any time more than ninety days after BNPLC has delivered a Third Party Sale Notice to NAI as described in subparagraph 2(C)(2), BNPLC may terminate NAI's Extended Remarketing Rights contemporaneously with the consummation of a sale of the Property by BNPLC to any third party (be it the prospective purchaser named in the Third Party Sale Notice or another third party) at a price equal to or in excess of the Third Party Target Price specified in the Third Party Sale Notice, so as to permit the sale of the Property unencumbered by NAI's Extended Remarketing Rights.

                  (F) Payment Only to BNPLC. All amounts payable under this Agreement by NAI and, if applicable, by an Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under subparagraph 1(A), on the Designated Sale Date NAI must pay all amounts then due to BNPLC under the Improvements Lease or other Operative Documents.

                  (G) Remedies Under the Other Operative Documents. No repossession of or re-entering upon the Property or exercise of any other remedies available to BNPLC under the Improvements Lease or other Operative Documents shall terminate NAI's rights or obligations hereunder, all of which shall survive BNPLC's exercise of remedies under the other Operative Documents. NAI acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Improvements Lease, and the Closing Certificate, and NAI's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse NAI from performance of its obligations under such other Operative Documents.

                  (H) Occupancy by NAI Prior to Closing of a Sale. Prior to the closing of any sale of the Property to NAI or an Applicable Purchaser hereunder, NAI's occupancy of the Improvements and its use of the Property shall continue to be subject to the terms and conditions of the Improvements Lease, including the terms setting forth NAI's obligation to pay rent, prior to any termination or expiration of the Improvements Lease pursuant to its express terms and conditions.

         5. SECURITY FOR NAI'S OBLIGATIONS; RETURN OF FUNDS. NAI's obligations under this Agreement are secured by the Pledge Agreement, reference to which is hereby made for a description of the Collateral covered thereby and the rights and remedies provided to BNPLC thereby. Although the collateral agent appointed for BNPLC as provided in the Pledge Agreement shall be entitled to hold all Collateral as security for the full and faithful performance by NAI of NAI's covenants and obligations under this Agreement, the Collateral shall not be considered an advance payment of the Break Even Price or any Supplemental Payment or a measure of BNPLC's damages should NAI breach this Agreement. If NAI does breach this Agreement and fails to cure the same within any time specified herein for the cure, BNPLC may, from time to time, without prejudice to any other remedy and without notice to NAI, require the collateral agent to immediately apply the proceeds of any disposition of the Collateral (and any cash included in the Collateral) to amounts then due hereunder from NAI. If by a Permitted Transfer BNPLC conveys its interest in the Property before the Designated Sale Date, BNPLC may also assign BNPLC's interest in the Collateral to the transferee. BNPLC shall be entitled to return any Collateral not sold or used to satisfy the obligations secured by the Pledge Agreement directly to NAI notwithstanding any prior actual or attempted conveyance or assignment by NAI, voluntary or otherwise, of any right to receive the same; neither BNPLC nor the collateral agent named in the Pledge Agreement shall be responsible for the proper distribution or application by NAI of any such Collateral returned to NAI; and any such return of Collateral to NAI shall discharge any obligation of BNPLC to deliver such Collateral to all Persons claiming an interest in the Collateral. Further, BNPLC shall be entitled to deliver any Escrowed Proceeds it holds on the Designated Sale Date directly to NAI or to any Applicable Purchaser purchasing BNPLC's interest in the Property and the Escrowed Proceeds pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by NAI, voluntary or otherwise, of any right to receive the same; BNPLC shall not be responsible for the proper distribution or application by NAI or any Applicable Purchaser of any such Escrowed Proceeds paid over to NAI or the Applicable Purchaser; and any such payment of Escrowed Proceeds to NAI or an Applicable Purchaser shall discharge any obligation of BNPLC to deliver the same to all Persons claiming an interest therein.

         6. CERTAIN REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

         7. ATTORNEYS' FEES AND LEGAL EXPENSES. If either party to this Agreement commences any legal action or other proceeding to enforce any of the terms of this Agreement, or because of any breach by the other party or dispute hereunder, the party prevailing in such action or proceeding shall be entitled to recover from the other party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

         8. ESTOPPEL CERTIFICATE. Upon request by BNPLC, NAI shall execute, acknowledge and deliver a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which NAI has knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or assignee of BNPLC with respect to the Property.

         9. SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon NAI and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of NAI and BNPLC and all permitted transferees, mortgagees, successors and assignees of NAI and BNPLC with respect to the Property; provided, that (A) the rights of BNPLC hereunder shall not pass to NAI or any Applicable

Purchaser or any subsequent owner claiming through NAI or an Applicable Purchaser, (B) BNPLC shall not assign this Agreement or any rights hereunder except pursuant to a Permitted Transfer, and (C) NAI shall not assign this Agreement or any rights hereunder without the prior written consent of BNPLC.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, NAI and BNPLC have caused this Agreement to be executed as of December ___, 1999.

                                        "NAI"

                                        NETWORK APPLIANCE, INC.

                                        By: ___________________________________

                                            Name: _____________________________

                                            Title: ____________________________

[Continuation of signature pages to Purchase Agreement (Phase IV - Improvements) dated to be effective December __, 1999]

                                        "BNPLC"

                                        BNP LEASING CORPORATION

                                        By: ___________________________________
                                            Lloyd G. Cox, Vice President

                                    EXHIBIT A

                                LEGAL DESCRIPTION

The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

TRACT 1:

All of Parcel 2, as shown upon that certain Map entitled, "Parcel Map lying within the City of Sunnyvale, being a resubdivision of a portion of Parcel B, as shown upon that certain Parcel Map recorded in Book 345 of Maps, at page 20, Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 17, 1976, in Book 383 of Maps, at page 35.

TRACT 2:

Together with an easement for vehicles parking over the following described property:

A 7-foot strip of land for parking easement purposes over a portion of Parcel A, as said Parcel A is shown on that certain Parcel Map filed for record on November 10, 1974 in Book 292 of Maps, at page 41, records of said County, and being more particularly described as follows:

Commencing at the Northeast corner of said Parcel A; thence North 75(degree)8'27" West 500.00 feet along the Northeasterly line of said Parcel A; thence South 14(degree)51'33" West 7.00 feet; thence parallel to Northeasterly line of said Parcel A, South 75(degree)08'27" East 500.00 feet to the Southeast line of said Parcel A, North 14(degree)51'33" East 7.00 feet to the point of beginning.

APN: 110-32-002
ARB: 110-3-65.02

TRACT 3:

Parcel 1, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-6
ARB: 110-3-x65

TRACT 4:

Parcel 2, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-7
ARB: 110-3-x65

TRACT 5:

Parcel 2, as shown on that certain parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on October 7, 1998, in Book 708 of Parcel Maps, Pages 51 and 52.

APN: 110-32-12
ARB: 110-03-65.11

                                    EXHIBIT B

                       REQUIREMENTS RE: FORM OF GRANT DEED

The form of deed to be used to convey BNPLC's interest in the Improvements to NAI or an Applicable Purchaser will depend upon whether BNPLC's interest in the Land has been or is being conveyed at the same time to the same party.

If BNPLC's interests in BOTH the Land and the Improvements are to be conveyed to NAI or an Applicable Purchaser at the same time, because a sale under this Purchase Agreement and a sale under the Other Purchase Agreement (covering the Land) are being consummated at the same time and to the same party, then the one deed in form attached as Exhibit B-1 will be used to convey both.

If, however, BNPLC's interest in the Land pursuant to the Other Purchase Agreement has not been consummated before, and is not being consummated contemporaneously with, the sale of BNPLC's interest in the Improvements under this Agreement, then BNPLC's interest in the Improvements will be conveyed by a deed in the form attached as Exhibit B-2.

Finally, BNPLC's interest in the Improvements will be conveyed by a deed in the from attached as Exhibit B-3 if BNPLC's interest in the Land has been sold pursuant to the Other Purchase Agreement before a sale of BNPLC's interest in the Improvements under this Agreement, or BNPLC's interest in the Improvements is being sold contemporaneously with a sale of BNPLC's interest in the Land, but the purchaser of the Improvements is not the same as the purchaser of the Land.

                                   EXHIBIT B-1

                             CORPORATION GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME: [NAI or the Applicable Purchaser]

ADDRESS: ____________________________
ATTN: _______________________________
CITY: _______________________________
STATE: ______________________________
Zip: ________________________________

MAIL TAX STATEMENTS TO:

NAME: [NAI or the Applicable Purchaser]

ADDRESS: ____________________________
ATTN: _______________________________
CITY: _______________________________
STATE: ______________________________
Zip: ________________________________


                             CORPORATION GRANT DEED

                        (Covering Land and Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof and all improvements on such land, together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to such land or the improvements thereon; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances"). Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the land or improvements conveyed by this deed.

                                                 BNP LEASING CORPORATION

Date: As of ____________                By: __________________________________
                                            Its:

                                        Attest: ______________________________
                                                Its:

                                        [NAI or Applicable Purchaser]

Date: As of ____________                By: __________________________________
                                            Its:

                                        Attest: ______________________________
                                                Its:

STATE OF ____________  )
                       )    SS
COUNTY OF ___________  )

         On ______________________ before me, ____________, personally appeared
__________________ and __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature _____________________________



                              EXHIBIT B-1 - PAGE 2

STATE OF ____________  )
                       )    SS
COUNTY OF ___________  )

         On _____________________ before me, ______________, personally appeared
__________________ and __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature _____________________________









                              EXHIBIT B-1 - PAGE 3

                                     ANNEX A

                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

TRACT 1:

All of Parcel 2, as shown upon that certain Map entitled, "Parcel Map lying within the City of Sunnyvale, being a resubdivision of a portion of Parcel B, as shown upon that certain Parcel Map recorded in Book 345 of Maps, at page 20, Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 17, 1976, in Book 383 of Maps, at page 35.

TRACT 2:

Together with an easement for vehicles parking over the following described property:

A 7-foot strip of land for parking easement purposes over a portion of Parcel A, as said Parcel A is shown on that certain Parcel Map filed for record on November 10, 1974 in Book 292 of Maps, at page 41, records of said County, and being more particularly described as follows:

Commencing at the Northeast corner of said Parcel A; thence North 75(degree)8'27" West 500.00 feet along the Northeasterly line of said Parcel A; thence South 14(degree)51'33" West 7.00 feet; thence parallel to Northeasterly line of said Parcel A, South 75(degree)08'27" East 500.00 feet to the Southeast line of said Parcel A, North 14(degree)51'33" East 7.00 feet to the point of beginning.

APN: 110-32-002
ARB: 110-3-65.02

TRACT 3:

Parcel 1, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-6
ARB: 110-3-x65

TRACT 4:

Parcel 2, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of


                              EXHIBIT B-1 - PAGE 4

Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-7
ARB: 110-3-x65

TRACT 5:

Parcel 2, as shown on that certain parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on October 7, 1998, in Book 708 of Parcel Maps, Pages 51 and 52.

APN: 110-32-12
ARB: 110-03-65.11






                              EXHIBIT B-1 - PAGE 5

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase IV - Improvements) incorporated by reference into the Lease Agreement (Phase IV - Improvements) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

TRACT 1 and 2:

1.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded December 23, 1971 in Book 9640, page 443, Official Records.

     Assignments and Assumption, executed by Moffett Park Associates, a partnership to Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

4.   AGREEMENT on the terms and conditions contained therein,

         For      : Waiver of Construction Credits
         Between  : Moffett Park Associates
         And      : None Shown
         Recorded : September 28, 1976 in Book C307, page 346, Official Records.

5.   EASEMENT for the purposes stated herein and incidents thereto

         Purpose     : Construction, reconstruction, operation, repair,
                       maintenance, replacement, relocation and enlargement of Public Utilities

         Granted to  : The City of Sunnyvale, a municipal corporation
         Recorded    : November 16, 1976 in Book C414, page 105, Official
                       Records
         Affects     : as follows:

     Being a portion of Parcel B as shown on that certain Parcel Map recorded August 28, 1974 in Book of Maps, at page 20, Santa Clara County Records; a strip of land 10 feet in width, measured at right angles lying Northerly and Easterly of and contiguous to the following described line; beginning at the


                              EXHIBIT B-1 - PAGE 6
     intersection of the Westerly line of Crossman Road, 90 feet in width, with the Northerly line of Parcel A as shown on said Map; thence North 75(degree) 7' 58" West along said Northerly line of Parcel A 450.13 feet; thence leaving said Northerly line, North 30(degree) 7' 48" West 210.69 feet; thence North 75(degree) 8' 27" West 391.04 feet to a point on the Easterly line of the proposed Geneva Drive, 60 feet wide, said point being the terminus of said easement.

6. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

TRACT 3:

1.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3.   EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of          : City of Sunnyvale
     Recorded             : October 9, 1964 in Book 6695, page 430, Official
                            Records
     Affects              : Easterly 18 feet, as shown on a survey plat entitled
                            ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

4.   EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     In favor of          : City of Sunnyvale
     Recorded             : October 9, 1964 in Book 6695, page 450, Official
                            Records
     Affects              : Easterly 7 feet, as shown on a survey plat entitled
                            ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

5. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.


                              EXHIBIT B-1 - PAGE 7

6.   EASEMENT for the purposes stated herein and incidents thereto

     Purpose     : Public utilities
     Granted to          : City of Sunnyvale
     Recorded            : November 16, 1976 in Book C414, page 105, Official
                           Records
     Affects             : Southerly 10 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job
                         No. 97208-16.

7. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.

8. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

          (a) The fact that a chain link fence extends across the southerly boundary of said land.

TRACT 4:

9.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

10. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

11.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of         : City of Sunnyvale
     Recorded            : November 16, 1976 in Book C414, page 90, Official
                           Records
     Affects             : Westerly 5 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job
                         No. 97208-16.

12. EASEMENT recorded on that certain Map for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     Recorded            : July 7, 1994 in Book 657 of Maps, page 9, Official
                           Records
     Affects             : Westerly 10 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job
                         No. 97208-16.

13. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.


                              EXHIBIT B-1 - PAGE 8

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

14. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.

TRACT 5:

15.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

16. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

17.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 430, Official
                           Records
     Affects             : The Northeasterly and Easterly 18 feet, as shown on a
                         survey plat entitled ALTA/ACSM Land Title Survey for:
                         Network Appliance, 1345 Crossman Avenue, dated December
                         2, 1999, prepared by Kier & Wright, Job No. 97208-16.

18.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 450, Official
                           Records
     Affects             : The Northeasterly and Easterly 7 feet, as shown on a
                         survey plat entitled ALTA/ACSM Land Title Survey for:
                         Network Appliance, 1345 Crossman Avenue, dated December
                         2, 1999, prepared by Kier & Wright, Job No. 97208-16.

19.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Sidewalk and sign easement
     Recorded            : July 7, 1994, in Book 657 Maps, page 9, Official
                           Records
     Affects      : The Northerly 2 feet, as shown on a survey plat entitled
                  ALTA/ACSM Land Title Survey for: Network Appliance, 1345
                  Crossman Avenue, dated December 2, 1999, prepared by Kier &
                  Wright, Job No. 97208-16.

20. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.


                              EXHIBIT B-1 - PAGE 9

21.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     Recorded            : October 7, 1998, in Book 708 of Maps, pages 51-52,
                           Official Records
     Affects      : The Northerly 15 feet, as shown on a survey plat entitled
                  ALTA/ACSM Land Title Survey for: Network Appliance, 1345
                  Crossman Avenue, dated December 2, 1999, prepared by Kier &
                  Wright, Job No. 97208-16.









                              EXHIBIT B-1 - PAGE 10

                                   EXHIBIT B-2

                             CORPORATION GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME: [NAI or the Applicable Purchaser]

ADDRESS: ____________________________
ATTN: _______________________________
CITY: _______________________________
STATE: ______________________________
Zip: ________________________________

MAIL TAX STATEMENTS TO:

NAME: [NAI or the Applicable Purchaser]

ADDRESS: ____________________________
ATTN: _______________________________
CITY: _______________________________
STATE: ______________________________
Zip: ________________________________


                             CORPORATION GRANT DEED

         (Covering Improvements but not the Land under the Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements, this deed does not convey any interest in the Land under the Improvements or any rights or easements appurtenant to Land. Grantor retains and reserves all right, title and interest of Grantor in and to the Land and any rights and easements appurtenant to Land. Further, this deed does not convey any right of access over or right to use the Land, it being understood that the right of Grantee or its successors and assigns to maintain or use the improvements conveyed hereby shall be on and subject to the terms and conditions of any separate ground lease or deed that Grantee may from time to time obtain from the owner of the Land. If Grantee does not obtain a separate deed or ground lease giving Grantee the authority to maintain the Improvements on the Land, Grantee shall remove or abandon the Improvements promptly upon request of the owner of the Land. Nothing herein or in the agreements pursuant to which this deed is being delivered shall be construed as an obligation on the part of Grantor to deliver or cooperate reasonably in obtaining for Grantee any deed or ground lease covering the Land described on Annex A.

                                        BNP LEASING CORPORATION

Date: As of ____________                By: ___________________________________
                                            Its:

                                        Attest: _______________________________
                                                Its:

                                        [NAI or Applicable Purchaser]

Date: As of ____________                By: ___________________________________
                                            Its:

                                        Attest: _______________________________
                                                Its:

STATE OF ____________  )
                       )    SS
COUNTY OF ___________  )

         On _____________________ before me, _____________, personally appeared
____________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature __________________________





                              EXHIBIT B-2 - PAGE 2

STATE OF ____________  )
                       )    SS
COUNTY OF ___________  )

         On ___________________ before me, _______________, personally appeared
____________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature __________________________







                              EXHIBIT B-2 - PAGE 3

                                     ANNEX A

                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

                                Legal Description

The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

TRACT 1:

All of Parcel 2, as shown upon that certain Map entitled, "Parcel Map lying within the City of Sunnyvale, being a resubdivision of a portion of Parcel B, as shown upon that certain Parcel Map recorded in Book 345 of Maps, at page 20, Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 17, 1976, in Book 383 of Maps, at page 35.

TRACT 2:

Together with an easement for vehicles parking over the following described property:

A 7-foot strip of land for parking easement purposes over a portion of Parcel A, as said Parcel A is shown on that certain Parcel Map filed for record on November 10, 1974 in Book 292 of Maps, at page 41, records of said County, and being more particularly described as follows:

Commencing at the Northeast corner of said Parcel A; thence North 75(degree)8'27" West 500.00 feet along the Northeasterly line of said Parcel A; thence South 14(degree)51'33" West 7.00 feet; thence parallel to Northeasterly line of said Parcel A, South 75(degree)08'27" East 500.00 feet to the Southeast line of said Parcel A, North 14(degree)51'33" East 7.00 feet to the point of beginning.

APN: 110-32-002
ARB: 110-3-65.02

TRACT 3:

Parcel 1, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-6
ARB: 110-3-x65

TRACT 4:



                              EXHIBIT B-2 - PAGE 4

Parcel 2, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-7
ARB: 110-3-x65

TRACT 5:

Parcel 2, as shown on that certain parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on October 7, 1998, in Book 708 of Parcel Maps, Pages 51 and 52.

APN: 110-32-12
ARB: 110-03-65.11










                              EXHIBIT B-2 - PAGE 5

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase IV - Improvements) incorporated by reference into the Lease Agreement (Phase IV - Improvements referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

TRACT 1 and 2:

1.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded December 23, 1971 in Book 9640, page 443, Official Records.

     Assignments and Assumption, executed by Moffett Park Associates, a partnership to Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

4.   AGREEMENT on the terms and conditions contained therein,

     For         : Waiver of Construction Credits
     Between     : Moffett Park Associates
     And         : None Shown

     Recorded    : September 28, 1976 in Book C307, page 346, Official Records.

5.   EASEMENT for the purposes stated herein and incidents thereto

     Purpose     : Construction, reconstruction, operation, repair, maintenance, replacement, relocation and enlargement of Public Utilities Granted to : The City of Sunnyvale, a municipal corporation
     Recorded    : November 16, 1976 in Book C414, page 105, Official Records
     Affects     : as follows:

     Being a portion of Parcel B as shown on that certain Parcel Map recorded August 28, 1974 in Book of Maps, at page 20, Santa Clara County Records; a strip of land 10 feet in width, measured at right angles lying Northerly and Easterly of and contiguous to the following described line; beginning at the



                              EXHIBIT B-2 - PAGE 6
     intersection of the Westerly line of Crossman Road, 90 feet in width, with the Northerly line of Parcel A as shown on said Map; thence North 75(degree) 7' 58" West along said Northerly line of Parcel A 450.13 feet; thence leaving said Northerly line, North 30(degree) 7' 48" West 210.69 feet; thence North 75(degree) 8' 27" West 391.04 feet to a point on the Easterly line of the proposed Geneva Drive, 60 feet wide, said point being the terminus of said easement.

6. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

TRACT 3:

22.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

23. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

24.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 430, Official
                           Records
     Affects             : Easterly 18 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright,
                         Job No. 97208-16.

25.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 450, Official
                           Records
     Affects             : Easterly 7 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright,
                         Job No. 97208-16.

26. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.



                              EXHIBIT B-2 - PAGE 7

27.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities
     Granted to          : City of Sunnyvale
     Recorded            : November 16, 1976 in Book C414, page 105, Official
                           Records
     Affects             : Southerly 10 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright,
                         Job No. 97208-16.

28. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.

29. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

                  (a) The fact that a chain link fence extends across the southerly boundary of said land.

TRACT 4:

30.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

31. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

32.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of         : City of Sunnyvale
     Recorded            : November 16, 1976 in Book C414, page 90, Official
                           Records
     Affects             : Westerly 5 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright,
                         Job No. 97208-16.

33. EASEMENT recorded on that certain Map for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     Recorded            : July 7, 1994 in Book 657 of Maps, page 9, Official
                           Records
     Affects             : Westerly 10 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright,
                         Job No. 97208-16.

34. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.



                              EXHIBIT B-2 - PAGE 8

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

35. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.

TRACT 5:

36.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

37. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

38.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 430, Official
                           Records
     Affects             : The Northeasterly and Easterly 18 feet, as shown on a
                         survey plat entitled ALTA/ACSM Land Title Survey for:
                         Network Appliance, 1345 Crossman Avenue, dated December
                         2, 1999, prepared by Kier & Wright, Job No. 97208-16.

39.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 450, Official
                           Records
    Affects              : The Northeasterly and Easterly 7 feet, as shown on a
                         survey plat entitled ALTA/ACSM Land Title Survey for:
                         Network Appliance, 1345 Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

40.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Sidewalk and sign easement
     Recorded            : July 7, 1994, in Book 657 of Maps, page 9, Official
                           Records
     Affects      : The Northerly 2 feet, as shown on a survey plat entitled
                  ALTA/ACSM Land Title Survey for: Network Appliance, 1345
                  Crossman Avenue, dated December 2, 1999, prepared by Kier &
                  Wright, Job No. 97208-16.

41. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.



                              EXHIBIT B-2 - PAGE 9

42.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     Recorded            : October 7, 1998, in Book 708 of Maps, pages 51-52,
                           Official Records
     Affects      : The Northerly 15 feet, as shown on a survey plat entitled
                  ALTA/ACSM Land Title Survey for: Network Appliance, 1345
                  Crossman Avenue, dated December 2, 1999, prepared by Kier &
                  Wright, Job No. 97208-16.









                              EXHIBIT B-2 - PAGE 10

                                   EXHIBIT B-3

                             CORPORATION GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME: [NAI or the Applicable Purchaser]

ADDRESS: ____________________________
ATTN: _______________________________
CITY: _______________________________
STATE: ______________________________
Zip: ________________________________

MAIL TAX STATEMENTS TO:

NAME: [NAI or the Applicable Purchaser]

ADDRESS: ____________________________
ATTN: _______________________________
CITY: _______________________________
STATE: ______________________________
Zip: ________________________________


                             CORPORATION GRANT DEED
           (Covering Improvements but not Land under the Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements on the Land, this deed does not convey any interest in the Land itself or any rights or easements appurtenant to Land. Prior to or contemporaneously with the delivery of this deed, Grantor has conveyed or is conveying the Land and appurtenant rights and easements to another party, subject to the terms and conditions of a Ground Lease dated ________, filed or to be filed for record in the Santa Clara County records. Grantor is assigning it's rights as lessee under the Ground Lease to Grantee by a separate instrument dated of even date herewith.

                                        BNP LEASING CORPORATION

Date: As of ____________                By: ___________________________________
                                            Its:

                                        Attest: _______________________________
                                                Its:

                                        [NAI or Applicable Purchaser]

Date: As of ____________                By: ___________________________________
                                            Its:

                                        Attest: _______________________________
                                                Its:

STATE OF ____________  )
                       )    SS
COUNTY OF ___________  )

         On ___________________ before me, _______________, personally appeared
____________ and _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature ___________________________







                              EXHIBIT B-3 - PAGE 2

STATE OF ____________  )
                       )    SS
COUNTY OF ___________  )

         On ___________________ before me, _______________, personally appeared
____________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature ___________________________






                              EXHIBIT B-3 - PAGE 3

                                     ANNEX A

                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

TRACT 1:

All of Parcel 2, as shown upon that certain Map entitled, "Parcel Map lying within the City of Sunnyvale, being a resubdivision of a portion of Parcel B, as shown upon that certain Parcel Map recorded in Book 345 of Maps, at page 20, Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 17, 1976, in Book 383 of Maps, at page 35.

TRACT 2:

Together with an easement for vehicles parking over the following described property:

A 7-foot strip of land for parking easement purposes over a portion of Parcel A, as said Parcel A is shown on that certain Parcel Map filed for record on November 10, 1974 in Book 292 of Maps, at page 41, records of said County, and being more particularly described as follows:

Commencing at the Northeast corner of said Parcel A; thence North 75[degrees]8'27" West 500.00 feet along the Northeasterly line of said Parcel A; thence South 14[degrees]51'33" West 7.00 feet; thence parallel to Northeasterly line of said Parcel A, South 75[degrees]08'27" East 500.00 feet to the Southeast line of said Parcel A, North 14[degrees]51'33" East 7.00 feet to the point of beginning.

APN: 110-32-002
ARB: 110-3-65.02

TRACT 3:

Parcel 1, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-6
ARB: 110-3-x65

TRACT 4:

Parcel 2, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.


                              EXHIBIT B-3 - PAGE 4

APN: 110-32-7
ARB: 110-3-x65

TRACT 5:

Parcel 2, as shown on that certain parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on October 7, 1998, in Book 708 of Parcel Maps, Pages 51 and 52.

APN: 110-32-12
ARB: 110-03-65.11







                              EXHIBIT B-3 - PAGE 5

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase IV - Improvements) incorporated by reference into the Lease Agreement (Phase IV - Improvements) referenced in the last item of the list below]), including the following matters to the extent the same are still valid and in force:

TRACT 1 and 2:

1.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3. LIMITATIONS, covenants, conditions, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded December 23, 1971 in Book 9640, page 443, Official Records.

     Assignments and Assumption, executed by Moffett Park Associates, a partnership to Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

4.   AGREEMENT on the terms and conditions contained therein,

     For       : Waiver of Construction Credits
     Between   : Moffett Park Associates
     And       : None Shown
     Recorded  : September 28, 1976 in Book C307, page 346, Official Records.

5.   EASEMENT for the purposes stated herein and incidents thereto

     Purpose     : Construction, reconstruction, operation, repair, maintenance, replacement, relocation and enlargement of Public Utilities Granted to : The City of Sunnyvale, a municipal corporation
     Recorded    : November 16, 1976 in Book C414, page 105, Official Records
     Affects     : as follows:

     Being a portion of Parcel B as shown on that certain Parcel Map recorded August 28, 1974 in Book of Maps, at page 20, Santa Clara County Records; a strip of land 10 feet in width, measured at right angles lying Northerly and Easterly of and contiguous to the following described line; beginning at the


                              EXHIBIT B-3 - PAGE 6
     intersection of the Westerly line of Crossman Road, 90 feet in width, with the Northerly line of Parcel A as shown on said Map; thence North 75[degrees]7'58" West along said Northerly line of Parcel A 450.13 feet; thence leaving said Northerly line, North 30[degrees]7'48" West 210.69 feet; thence North 75[degrees]8'27" West 391.04 feet to a point on the Easterly line of the proposed Geneva Drive, 60 feet wide, said point being the terminus of said easement.

6. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

TRACT 3:

43.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

44. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

45.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 430, Official
                           Records
     Affects             : Easterly 18 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job
                         No. 97208-16.

46.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 450, Official
                           Records
     Affects             : Easterly 7 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job
                         No. 97208-16.

47. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.



                              EXHIBIT B-3 - PAGE 7

48.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities
     Granted to          : City of Sunnyvale
     Recorded            : November 16, 1976 in Book C414, page 105, Official
                           Records
     Affects             : Southerly 10 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job
                         No. 97208-16.

49. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.

50. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job No. 97208-16.

                  (a) The fact that a chain link fence extends across the southerly boundary of said land.

TRACT 4:

51.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

52. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

53.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of         : City of Sunnyvale
     Recorded            : November 16, 1976 in Book C414, page 90, Official
                           Records
     Affects             : Westerly 5 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job
                         No. 97208-16.

54. EASEMENT recorded on that certain Map for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     Recorded            : July 7, 1994 in Book 657 of Maps, page 9, Official
                           Records
     Affects             : Westerly 10 feet, as shown on a survey plat entitled
                           ALTA/ACSM Land Title
                         Survey for: Network Appliance, 1345 Crossman Avenue, dated December 2, 1999, prepared by Kier & Wright, Job
                         No. 97208-16.

55. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.


                              EXHIBIT B-3 - PAGE 8

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

56. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.

TRACT 5:

57.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

58. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

59.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Slope Easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 430, Official
                           Records
     Affects             : The Northeasterly and Easterly 18 feet, as shown on a
                         survey plat entitled ALTA/ACSM Land Title Survey for:
                         Network Appliance, 1345 Crossman Avenue, dated December
                         2, 1999, prepared by Kier & Wright, Job No. 97208-16.

60.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     In favor of         : City of Sunnyvale
     Recorded            : October 9, 1964 in Book 6695, page 450, Official
                           Records
     Affects             : The Northeasterly and Easterly 7 feet, as shown on a
                         survey plat entitled ALTA/ACSM Land Title Survey for:
                         Network Appliance, 1345 Crossman Avenue, dated December
                         2, 1999, prepared by Kier & Wright, Job No. 97208-16.

61.  EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Sidewalk and sign easement
     Recorded     : July 7, 1994, in Book 657 of Maps, page 9, Official
                    Records
     Affects      : The Northerly 2 feet, as shown on a survey plat entitled
                  ALTA/ACSM Land Title Survey for: Network Appliance, 1345
                  Crossman Avenue, dated December 2, 1999, prepared by Kier &
                  Wright, Job No. 97208-16.

62. LIMITATIONS, covenants, restrictions, reservations, exceptions or terms, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c), contained in the document recorded February 5, 1980 in Book F122, page 460, Official Records.


                              EXHIBIT B-3 - PAGE 9

63.      EASEMENT for the purposes stated herein and incidents thereto

     Purpose      : Public utilities easement
     Recorded     : October 7, 1998, in Book 708 of Maps, pages 51-52,
                    Official Records
     Affects      : The Northerly 15 feet, as shown on a survey plat entitled
                  ALTA/ACSM Land Title Survey for: Network Appliance, 1345
                  Crossman Avenue, dated December 2, 1999, prepared by Kier &
                  Wright, Job No. 97208-16.









                              EXHIBIT B-3 - PAGE 10

                                    EXHIBIT C

                           BILL OF SALE AND ASSIGNMENT

         Reference is made to: (1) that certain Purchase Agreement (Phase IV - Improvements) between BNP Leasing Corporation ("ASSIGNOR") and Network Appliance, Inc., dated as of December ___, 1999, (the "PURCHASE AGREEMENT") and
(2) that certain Lease Agreement (Phase IV - Improvements) between Assignor, as landlord, and Network Appliance, Inc., as tenant, dated as of December ___, 1999 (the "IMPROVEMENTS LEASE"). (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Phase IV - Improvements) incorporated by reference into both the Purchase Agreement and Improvements Lease.)

         As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [NAI OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a _____________ ("ASSIGNEE"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

         (a) the Improvements Lease [DRAFTING NOTE: THE FOLLOWING WILL BE ADDED ONLY IF APPLICABLE BECAUSE OF THE SIMULTANEOUS DELIVERY OF A GRANT DEED IN THE FORM OF EXHIBIT B-3: and the Ground Lease dated _________, between _________, as lessor, and Assignor, as lessee, filed for record on in ___________ of Santa Clara County records (the "GROUND LEASE")];

         (b) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

         (c) all other property included within the definition of "Property" as set forth in the Purchase Agreement, including but not limited to any of the following transferred to Assignor by the tenant pursuant to Paragraph 7 of the Improvements Lease or otherwise acquired by Assignor, at the time of the execution and delivery of the Improvements Lease and Purchase Agreement or thereafter, by reason of Assignor's status as the owner of any interest in the
Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Property and all renewals or replacements of or substitutions for any of the foregoing;
(ii) the rights of Assignor, existing at the time of the execution of the Improvements Lease and Purchase Agreement or thereafter arising, under Permitted Encumbrances or Development Documents (both as defined in the Improvements Lease); and (iii) any other permits, licenses, franchises, certificates, and other rights and privileges related to the Property that Assignee would have acquired if Assignee had itself acquired the Improvements covered by the Improvements Lease and constructed the Improvements included in the Property.

Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following ("EXCLUDED RIGHTS"):
(1) the indemnities set forth in the Improvements Lease, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties as provided in the Improvements Lease which may not presently be known, (2) provisions in the Improvements Lease that establish the right of Assignor to recover any accrued unpaid rent under the Improvements Lease which may be outstanding as of the date hereof, (3) agreements between Assignor and "BNPLC's Parent" or any "Participant," both as defined in the Improvements Lease, or any modification or extension thereof, or
(4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement. To the extent that this conveyance does include any rights to receive future payments under the Improvements Lease, such rights ("INCLUDED RIGHTS") shall be subordinate to Assignor's Excluded Rights, and Assignee hereby waives any rights to enforce Included Rights until such time as Assignor has received all payments to which it remains entitled by reason of Excluded Rights. If any amount shall be paid to Assignee on account of any Included Rights at any time before Assignor has received all payments to which it is entitled because of Excluded Rights, such amount shall be held in trust by Assignee for the benefit of Assignor, shall be segregated from the other funds of Assignee and shall forthwith be paid over to Assignor to be held by Assignor as collateral for, or then or at any time thereafter applied in whole or in part by Assignor against, the payments due to Assignor because of Excluded Rights, whether matured or unmatured, in such order as Assignor shall elect.

         Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by BNPLC, but not otherwise.

         Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.

         IN WITNESS WHEREOF, the parties have executed this instrument as of _______________, _____.

                                         ASSIGNOR:

                                         BNP LEASING CORPORATION a Delaware
                                         corporation


                                         By: __________________________________

                                         Its: _________________________________

                                         ASSIGNEE:

                                         [NAI or the Applicable Purchaser], a

                                         ______________________________________


                                         By: __________________________________

                                         Its: _________________________________



                              EXHIBIT C - PAGE 2

STATE OF ____________  )
                       )    SS
COUNTY OF ___________  )

         On ___________________ before me, _______________, personally appeared
____________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature ______________________________

STATE OF ____________  )
                       )    SS
COUNTY OF ___________  )

         On ___________________ before me, _______________, personally appeared
____________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature ____________________________



                              EXHIBIT C - PAGE 3

                                     ANNEX A

                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE OTHER LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

TRACT 1:

All of Parcel 2, as shown upon that certain Map entitled, "Parcel Map lying within the City of Sunnyvale, being a resubdivision of a portion of Parcel B, as shown upon that certain Parcel Map recorded in Book 345 of Maps, at page 20, Santa Clara County Records", which Map was filed for record in the Office of the Recorder of the County of Santa Clara, State of California, on November 17, 1976, in Book 383 of Maps, at page 35.

TRACT 2:

Together with an easement for vehicles parking over the following described property:

A 7-foot strip of land for parking easement purposes over a portion of Parcel A, as said Parcel A is shown on that certain Parcel Map filed for record on November 10, 1974 in Book 292 of Maps, at page 41, records of said County, and being more particularly described as follows:

Commencing at the Northeast corner of said Parcel A; thence North 75[degrees]8'27" West 500.00 feet along the Northeasterly line of said Parcel A; thence South 14[degrees]51'33" West 7.00 feet; thence parallel to Northeasterly line of said Parcel A, South 75[degrees]08'27" East 500.00 feet to the Southeast line of said Parcel A, North 14[degrees]51'33" East 7.00 feet to the point of beginning.

APN: 110-32-002
ARB: 110-3-65.02

TRACT 3:

Parcel 1, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-6
ARB: 110-3-x65


                              EXHIBIT C - PAGE 4

TRACT 4:

Parcel 2, as shown on that certain Parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on July 7, 1994, in Book 657 of Parcel Maps, Page 9.

APN: 110-32-7
ARB: 110-3-x65

TRACT 5:

Parcel 2, as shown on that certain parcel Map which filed for record in the office of the recorder of the County of Santa Clara, State of California on October 7, 1998, in Book 708 of Parcel Maps, Pages 51 and 52.

APN: 110-32-12
ARB: 110-03-65.11












                              EXHIBIT C - PAGE 5

                                    EXHIBIT D

         ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

         THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "CERTIFICATE") is made as of ___________________, ____, by [NAI or the Applicable Purchaser, as the case may be], a ___________________ ("GRANTEE").

         Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a corporate grant deed and (2) a Bill of Sale and Assignment (the foregoing documents and any other documents to be executed in connection therewith are herein called the "CONVEYANCING DOCUMENTS" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "SUBJECT PROPERTY").

         NOTWITHSTANDING ANY PROVISION CONTAINED IN THE CONVEYANCING DOCUMENTS TO THE CONTRARY, GRANTEE ACKNOWLEDGES THAT BNPLC MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE OR KIND, WHETHER STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO ENVIRONMENTAL MATTERS OR THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, AND GRANTEE, BY ACCEPTANCE OF THE CONVEYANCING DOCUMENTS, ACCEPTS THE SUBJECT PROPERTY "AS IS," "WHERE IS," "WITH ALL FAULTS" AND WITHOUT ANY SUCH REPRESENTATION OR WARRANTY BY GRANTOR AS TO ENVIRONMENTAL MATTERS, THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, COMPLIANCE WITH SUBDIVISION OR PLATTING REQUIREMENTS OR CONSTRUCTION OF ANY IMPROVEMENTS. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of BNPLC. As used in the preceding sentence, "ESTABLISHED MISCONDUCT" is intended to have, and be limited to, the meaning given to it in the Common Definitions and Provisions Agreement (Phase IV - Improvements) incorporated by reference into the Purchase Agreement (Phase IV- Improvements) between BNPLC and Network Appliance, Inc. dated December ___, 1999, pursuant to which Purchase Agreement BNPLC is delivering the Conveyancing Documents.

         The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

         EXECUTED as of ________________, ____.

                                        [NAI or the Applicable Purchaser]

                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________

                                    EXHIBIT E

                             SECRETARY'S CERTIFICATE

         The undersigned, [Secretary or Assistant Secretary] of BNP Leasing Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

         1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

         2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[THE FOLLOWING BLANKS MUST BE COMPLETED WITH THE NAMES AND SIGNATURES OF THE OFFICERS WHO WILL BE SIGNING THE DEED AND OTHER SALE CLOSING DOCUMENTS ON BEHALF OF THE CORPORATION.]

Name                           Title                    Signature

___________________            __________________       _______________________

___________________            __________________       _______________________

         3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this ___ day of _________, ____.


                                        ______________________________________
                                        [signature and title]

                            CORPORATE RESOLUTIONS OF
                             BNP LEASING CORPORATION

         WHEREAS, pursuant to that certain Purchase Agreement (Phase IV - Improvements) (herein called the "Purchase Agreement") dated as of December ___, 1999, by and between BNP Leasing Corporation (the "Corporation") and [NAI OR THE APPLICABLE PURCHASER AS THE CASE MAY BE] ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in Sunnyvale, California more particularly described therein.

         NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

         RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

         RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.





                               Exhibit E - Page 2

                                    EXHIBIT F

                                FIRPTA STATEMENT

         Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.

         To inform [NAI OR THE APPLICABLE PURCHASER] (the "Transferee") that withholding of tax is not required upon the disposition of a California real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

         1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. The United States employer identification number for the Seller is _____________________;

         3.The office address of the Seller is ______________
_________________________ _________________.

         4. The Seller is qualified to do business in California.

         The Seller understands that this certification may be disclosed to the Internal Revenue Service and/or to the California Franchise Tax Board by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer.

         Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

         Dated: ___________, ____.


                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________